UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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LIFEPOINT HEALTH, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 6, 2017. LIFEPOINT HEALTH, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of LIFEPOINT HEALTH, INC. 330 SEVEN SPRINGS WAY BRENTWOOD, TN 37027 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E28753-P85829 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 13, 2017 Date: June 6, 2017Time: 9:00 a.m., Central Daylight Time Location: LifePoint Health Support Center 330 Seven Springs Way Brentwood, Tennessee 37027

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E28754-P85829 Vote In Person: For directions to the Annual Meeting, please contact Investor Relations at (615) 920-7000. This notice, accompanied by proper form of identification, can serve as your admission ticket. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. Notice and Proxy Statement How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. William F. Carpenter III 1b. Richard H. Evans 1c. Michael P. Haley The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017. 3. Advisory vote to approve the compensation of the Company's named executive officers as presented in the proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Advisory vote to approve the frequency of the advisory vote on the compensation of the Company's named executive officers. The Board of Directors recommends you vote FOR the following proposal: 5. Approval of the amendment and restatement of the Company's 2013 Long-Term Incentive Plan. E28755-P85829 Voting Items

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